EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Richard Hersh, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Power2Ship, Inc. on Form 10-QSB for the period ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Power2Ship, Inc.

                                      POWER2SHIP, INC.


                                      /s/ Richard Hersh
                                      -----------------
                                      Richard Hersh
                                      Chief Executive Officer and
                                      Principal Financial and Accounting Officer

May 22, 2006